UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 27, 2022
RealNetworks, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-37745	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1501 First Avenue South, Suite 600
Seattle, Washington 98134
(Address of principal executive offices) (Zip code)
(206) 674-2700
Registrant's telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	RNWK	The NASDAQ Stock Market
Preferred Share Purchase Rights	RNWK	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 1.01. Entry into a Material Definitive Agreement.

Merger Agreement
On July 27, 2022, RealNetworks, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Greater Heights LLC, a Washington limited liability company (“Parent”), Greater Heights Acquisition LLC, a Washington limited liability company and wholly owned subsidiary of Parent (“Merger Sub”), and exclusively for purposes of Section 8.15 thereof, Robert Glaser, providing for, amongst other things, the merger of the Company with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of Parent. Parent is an entity wholly owned and controlled by Robert Glaser, the Company’s Founder, Chairman and Chief Executive Officer.
The Merger Agreement and the Merger were approved by all members of the Company’s Board of Directors (other than Mr. Glaser who recused himself from the meeting called to discuss and approve the Merger Agreement and the Merger), upon the recommendation of a special committee consisting solely of independent, outside directors (the “Special Committee”). The Special Committee unanimously determined that the Merger Agreement and the Merger were fair to and in the best interests of the Company and its shareholders (other than Mr. Glaser and his affiliates (“the Founder Shareholders”)), based in part on a fairness opinion issued to it by its financial advisor, Houlihan Lokey Capital, Inc., and recommended that the Company’s Board of Directors approve the Merger Agreement and the Merger and resolve to recommend that the Company’s shareholders vote for the adoption of the Merger Agreement and approval of the Merger.
At the effective time of the Merger, (i) each share of the Company’s Common Stock issued and outstanding as of immediately prior to such effective time, other than shares held by the Founder Shareholders and any dissenting shares of the Company’s Common Stock, will be cancelled and retired and converted into the right to receive cash in an amount equal to $0.73, without interest and subject to any applicable withholding taxes (the “Merger Consideration”), (ii) each share of the Company’s Common Stock and the Company’s Preferred Stock owned by the Founder Shareholders will be cancelled and retired and no consideration will be delivered in exchange therefor, (iii) each issued, outstanding and vested Company Stock Option will be cancelled and converted into the right to receive the Merger Consideration (less the aggregate exercise price for such Company Stock Options and applicable taxes), (iv) each vested Company RSU will be cancelled and converted into the right to receive the Merger Consideration less any applicable taxes, and (v) all unvested Company equity awards under any Company Stock Plan will be treated in accordance with the terms of the applicable Company Stock Plan and form of award issued thereunder.
Shareholders of the Company will be asked to vote on the adoption of the Merger Agreement and approval of the Merger at a special shareholders’ meeting called for such purpose that will be held on a date to be announced. The closing of the Merger is subject to, among other conditions (i) adoption of the Merger Agreement and approval of the Merger by (A) holders of a majority of the issued and outstanding shares of Company Common Stock and Company Preferred Stock, each voting as a separate class, and (B) holders of a majority of the issued and outstanding shares of Company Common Stock held by shareholders other than the Founder Shareholders, (ii) the Company delivering evidence that the Amended and Restated Shareholder Rights Plan of RealNetworks, Inc., dated as of November 30, 2018 (the “Rights Agreement”), by and between the Company and Computershare Inc. be inapplicable to the Merger and other transactions contemplated by the Merger Agreement, and (iii) not more than 15% of the Company Common Stock outstanding as of immediately prior to the effective time of the Merger being dissenting shares. Consummation of the Merger is also subject to certain other closing conditions, including the accuracy of each party’s representation and warranties (subject to certain qualifiers, as applicable) and each party’s compliance with its covenants and agreements contained in the Merger Agreement in all material respects and that since the date of the Merger Agreement there shall not have occurred a Company Material Adverse Effect (as defined in the Merger Agreement) that is continuing. The Merger Agreement does not include a financing condition.
The Merger Agreement provides that the Company may not solicit takeover proposals provided that the Company, subject to compliance with certain requirements set forth in the Merger Agreement, may provide information to, and may engage or participate in discussions or negotiations, with respect to an unsolicited takeover proposal that the Company’s Board of Directors has determined, in good faith and after consultation with its financial advisors and outside legal counsel, individually or in the aggregate with any other unsolicited takeover proposals, constitutes or could reasonably be expected to result in a Superior Proposal (as defined in the Merger Agreement).
The Company and Parent may mutually agree to terminate the Merger Agreement. Additionally, the Merger Agreement contains other termination rights exercisable by the Company and Parent. If the Merger Agreement is terminated under certain circumstances as provided in the Merger Agreement, the Company could be required to pay Parent a termination fee equal to one of (i) $1,043,971, (ii) $521,985.50, or (iii) the lesser of (A) Parent’s fees and expenses incurred in connection with the Merger Agreement and the Merger and (B) $500,000.
In connection with the execution and delivery of the Merger Agreement, the Founder Shareholders and Company directors who were not members of the Special Committee entered into a Voting and Support Agreement, dated as of July 27, 2022 (the “Voting Agreement”), with the Company and Parent, pursuant to which, amongst other things, the Founder Shareholders and such directors agreed (i) to vote all shares of the Company’s capital stock owned by them in favor of the adoption of the Merger Agreement and the approval of the Merger and against any takeover proposal, acquisition agreement (other than the Merger Agreement) or any proposal, transaction, agreement or action in competition with or inconsistent with the Merger Agreement or the Merger, (ii) not to transfer their shares of Company Common Stock prior to the expiration of the Voting Agreement, (iii) not to take any actions that would in any way restrict, limit or interfere with the performance of such shareholder’s obligations under the Voting Agreement, make any representation or warranty of such shareholder in the Voting Agreement untrue or incorrect or otherwise restrict, limit, interfere, prevent or disable such shareholder from performing its obligations under the Voting Agreement and the Merger Agreement and (iv) to waive, and not to assert, any rights of appraisal or rights to dissent in connection with the Merger Agreement and the Merger.
The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. In particular, the representations and warranties contained in the Merger Agreement were made only for the purposes of the Merger Agreement as of the specific dates therein, and were solely for the benefit of the parties to the Merger Agreement. The representations and warranties contained in the Merger Agreement may be subject to limitations agreed upon by the parties to the Merger Agreement and are qualified by information in a confidential disclosure letter provided in connection with the signing of the Merger Agreement. This confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may be subject to a standard of materiality provided for in the Merger Agreement and have been used for the purpose of allocating risk among the parties, rather than establishing matters of fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
The foregoing description of the Merger Agreement and the Voting Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement and the Voting Agreement, copies of which are attached as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.
Amendment to Second Amended and Restated Shareholder Rights Plan
On July 27, 2022, the Company’s Board of Directors approved an Amendment and Supplement (the “Amendment”) to the Rights Agreement. The Amendment prevents the approval, execution, delivery or performance of the Merger Agreement, or the consummation of the Merger, from, among other things (i) resulting in Parent being an Acquiring Person (as defined in the Rights Agreement) or (ii) resulting in the occurrence of a Distribution Date (as defined in the Rights Agreement), a Shares Acquisition Date (as defined in the Rights Agreement) or a Triggering Event (as defined in the Rights Agreement). The Amendment further provides that the Rights (as defined in the Rights Agreement) will expire in their entirety immediately prior to the effective time of the Merger without any payment being made in respect thereof.
The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the Amendment, copies of which are attached as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

ITEM 3.03. Material Modification to Rights of Security Holders.
The information included in item 1.01 of this Current Report on Form 8-K under the caption “Amendment to Second Amended and Restated Shareholder Rights Plan” is incorporated by reference into this Item 3.03.

ITEM 8.01. Other Events.
On July 28, 2022, the Company issued a press release announcing entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Additional Information and Where to Find It
RealNetworks, its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with the pending acquisition of RealNetworks (the “Transaction”). RealNetworks plans to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the Transaction. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction. Information relating to the foregoing can also be found in RealNetworks’s definitive proxy statement for its 2021 Annual Meeting of Stockholders (the “2021 Proxy Statement”), which was filed with the SEC on October 29, 2021. To the extent that holdings of RealNetworks’s securities have changed since the amounts printed in the 2021 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Promptly after filing the definitive Transaction Proxy Statement with the SEC, RealNetworks will mail the definitive Transaction Proxy Statement to each stockholder entitled to vote at the special meeting to consider the Transaction. STOCKHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT REALNETWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by RealNetworks with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of RealNetworks’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by RealNetworks with the SEC in connection with the Transaction will also be available, free of charge, from RealNetworks’s website at www.realnetworks.com.
Forward-Looking Statements
This Current Report on Form 8-K or any exhibit hereto contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding timing of the closing of the Transaction, considerations taken into account by the Board of Directors of RealNetworks in approving the Transaction and expectations for RealNetworks following the closing of the Transaction. These statements are based upon current expectations, beliefs and assumptions of RealNetworks management, and there can be no assurance that such expectations will prove to be correct. Because forward-looking statements involve risks and uncertainties and speak only as of the date on which they are made, actual events could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to the possibility that the conditions to the closing of the Transaction are not satisfied, including the risk that required stockholder approval for the Transaction is not obtained, potential litigation relating to the Transaction, uncertainties as to the timing of the consummation of the Transaction, the ability of each party to consummate the Transaction, risks relating to the substantial costs and diversion of personnel’s attention and resources due to these matters and other factors discussed in greater detail in RealNetworks’s filings with the SEC. You are cautioned not to place undue reliance on such statements and to consult RealNetworks’s most recent Annual Report on Form 10-K and other filings with the SEC for additional risks and uncertainties that may apply to RealNetworks’s business and the ownership of RealNetworks’s securities. The forward-looking statements are presented as of the date made, and RealNetworks does not undertake any duty to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of July 27, 2022, by and among the Company, Greater Heights LLC, Greater Heights Acquisition LLC, and solely for purposes of Section 8.15 thereof, Mr. Robert Glaser

4.1*	Second Amended and Restated Shareholder Rights Plan of the Company, dated as of November 30, 2018, by and between RealNetworks, Inc. and Computershare Inc.
4.2	Amendment and Supplement, dated as of July 27, 2022, to the Second Amended and Restated Shareholder Rights Plan of the Company
99.1	Voting and Support Agreement, dated as of July 27, 2022, by and among the Company, Greater Heights LLC and each person identified on Exhibit A thereto
99.2	Press Release of RealNetworks, Inc. dated July 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Previously filed as Exhibit 4.1 to the Company’s Form 8-K, filed November 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Michael Parham
Michael Parham
Senior Vice President, General Counsel and Corporate Secretary
Dated: July 28, 2022